                                                                Exhibit 99(j)(2)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 15, 2004, relating to the financial statements and financial highlights which appears in the September 31, 2004 Annual Report to Shareholders of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm and Counsel", and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Denver, CO
January 27, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 19, 2004, relating to the financial statements and financial highlights which appears in the September 31, 2004 Annual Report to Shareholders of ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund, and ICON Long/Short Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm and Counsel", and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Denver, CO
January 27, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 17, 2004, relating to the financial statements and financial highlights which appears in the September 31, 2004 Annual Report to Shareholders of ICON Asia-Pacific Region Fund, ICON Europe Fund (formerly known as "ICON South Europe Region Fund") and ICON International Equity Fund (formerly known as "ICON North Europe Region Fund"), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm and Counsel", and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Denver, CO
January 27, 2005